Exhibit 10

EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.

as Administrative Agent

under the Credit Agreement

referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective August 29, 2013, the Termination Date under the Credit Agreement dated as of October 27, 2011 (as further amended from time to time, the “Credit Agreement”) among Consolidated Edison Company of New York, Inc., Consolidated Edison, Inc. Orange and Rockland Utilities, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, for one year to October 27, 2017 and by their acceptance hereof the Borrowers hereby confirm that the conditions set forth in Section 2.19(b)(i) and (ii) of the Credit Agreement are satisfied as to such extension. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Signature pages to follow

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Peter Christensen
Name: Peter Christensen
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jerry Wells
Name: Jerry Wells
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Lender

By:	/s/ Tyler J. McCarthy
Name: Tyler J. McCarthy
Title: Director

CITIBANK, N.A., as Lender

By:	/s/ Scott McMurtry
Name: Scott McMurtry
Title: Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Chi-Cheng Chen
Name: Chi-Cheng Chen
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

MIZUHO BANK, LTD., as Lender

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Nick Brokke
Name: Nick Brokke
Title: Assistant Vice President

CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK AGENCY as Lender

By:	/s/ Gordon R. Eadon
Name: Gordon R. Eadon
Title: Authorized Signatory

By:	/s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ James O’Shaughnessy
Name: James O’Shaughnessy
Title: Vice President

T.D. BANK, N.A., as Lender

By:	/s/ David Perlman
Name: David Perlman
Title: Senior Vice President

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Sophia Love
Name: Sophia Love
Title: Vice President

Agreed and accepted:

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Scott Sanders
Name: Scott Sanders
Title: Vice President and Treasurer

CONSOLIDATED EDISON, INC.

By:	/s/ Scott Sanders
Name: Scott Sanders
Title: Vice President and Treasurer

ORANGE AND ROCKLAND UTILITIES, INC.

By:	/s/ Yukari Saegusa
Name: Yukari Saegusa
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter Christensen
Name: Peter Christensen
Title: Vice President